UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017

FORUM ENERGY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 1000

Houston, Texas 77024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 949-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On August 25, 2017, Forum Energy Technologies, Inc. (the “Company”) entered into a purchase and sale agreement (the “Purchase Agreement”) by and among the Company, Q-GT (V) Investment Partners, LLC (“Quantum”) and, for purposes of Sections 6.3, 6.10, 6.11 and 6.12 thereof, Global Tubing, LLC (“Global Tubing”), relating to the Company’s purchase of all of Quantum’s membership interests in Global Tubing (the “Acquisition”) in exchange for $27.5 million in cash consideration and 10,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In connection with the Acquisition, the Company and Quantum expect to exercise certain “drag along” rights with respect to Global Tubing to effect the acquisition by the Company of the remaining membership interests not already held by the Company or Quantum (together, with the Acquisition, the “GT Purchase”). The GT Purchase is expected to close during the third quarter of 2017.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and Quantum, and customary covenants of Global Tubing. The closing of the Acquisition is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the satisfaction or waiver of other customary closing conditions. In connection with the entry into the Purchase Agreement, the Company amended the Registration Rights Agreement attached as Exhibit B to that certain Amended and Restated Stockholders Agreement, dated as of August 2, 2010, by and among the Company and the persons listed as “Stockholders” on the signature pages thereto, as previously amended by that certain Amendment No. 1 to the Original Agreement, dated as of June 14, 2011 (“Amendment No. 2 to the Existing Registration Rights Agreement”), as further described below, and has agreed to enter into a Registration Rights Agreement with Quantum in connection with the closing of the Acquisition (the “Registration Rights Agreement”). The Registration Rights Agreement will provide Quantum with certain piggyback registration rights in a public offering conducted by the Company or on behalf of certain other selling stockholders, and demand registration rights with respect to one marketed underwritten offering and additional non-marketed underwritten block trades. Following the issuance of Common Stock in connection with the Acquisition, Quantum will own approximately 9.4% of the Company’s outstanding Common Stock.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto.

Amendment No. 2 to the Existing Registration Rights Agreement

On August 25, 2017, the Company and certain of its stockholders party to the Existing Registration Rights Agreement entered into Amendment No. 2 to the Existing Registration Rights Agreement, pursuant to which the parties amended the priorities of demand registration rights and piggyback registration rights, in respect of the Common Stock registrable thereunder, to facilitate the Company’s entry into the Registration Rights Agreement at the closing of the Acquisition.

The foregoing description of Amendment No. 2 to the Existing Registration Rights Agreement is qualified in its entirety by reference to the full text of Amendment No. 2 to the Existing Registration Rights Agreement, which is filed as Exhibit 10.2 hereto.

Item 3.03	Material Modification to Rights of Security Holders.

The information under the heading “Amendment No. 2 to the Registration Rights Agreement” shared under Item 1.01 above is incorporated by reference herein.

Item 8.01	Other Events.

On August 28, 2017, the Company issued a press release announcing the Acquisition. A copy of the press release containing the announcement is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 8.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward Looking Statements

The statements in this Current Report on Form 8-K that are not historical statements, including statements regarding the expected timetable for completing the GT Purchase, expectations regarding regulatory approval of the GT Purchase, benefits of the GT Purchase, and future financial performance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the timing to consummate the GT Purchase; satisfaction of the conditions to closing of the GT Purchase may not be satisfied or that the closing of the GT Purchase otherwise does not occur; the risk that a regulatory approval that may be required for the GT Purchase is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expected benefits from the GT Purchase and the ability of the Company to realize such benefits; the volatility of oil and natural gas prices, oilfield development activity levels, the availability of raw materials and specialized equipment, the Company’s ability to deliver backlog in a timely fashion, the availability of skilled and qualified labor, competition in the oil and gas industry, governmental regulation and taxation of the oil and natural gas industry, the company’s ability to implement new technologies and services, the availability and terms of capital, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company’s business, and other important factors that could cause actual results to differ materially from those projected as described in our filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1*	Purchase and Sale Agreement, dated August 25, 2017, by and among Forum Energy Technologies, Inc., Q-GT (V) Investment Partners, LLC and, for the purposes of Sections 6.3, 6.10, 6.11 and 6.12, Global Tubing, LLC.

10.2	Amendment No. 2 to the Registration Rights Agreement, dated August 25, 2017, by and among the Company and the stockholders party thereto.

99.1	Forum Energy Technologies, Inc. Press Release dated August 28, 2017.

*	The Purchase Agreement filed as Exhibit 10.1 omits the exhibits and disclosure schedule. The Company agrees to furnish on a supplemental basis a copy of the omitted exhibits and schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Forum Energy Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM ENERGY TECHNOLOGIES, INC.

Date: August 28, 2017

	By:	/s/ James L. McCulloch
James L. McCulloch
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Purchase and Sale Agreement, dated August 25, 2017, by and among Forum Energy Technologies, Inc., Q-GT (V) Investment Partners, LLC and, for the purposes of Sections 6.3, 6.10, 6.11 and 6.12, Global Tubing, LLC.

10.2	Amendment No. 2 to the Registration Rights Agreement, dated August 25, 2017, by and among the Company and the stockholders party thereto.

99.1	Forum Energy Technologies, Inc. Press Release dated August 28, 2017.

*	The Purchase Agreement filed as Exhibit 10.1 omits the exhibits and disclosure schedule. The Company agrees to furnish on a supplemental basis a copy of the omitted exhibits and schedule to the Securities and Exchange Commission upon request.